Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

Elton Alderman, Chairman, President and Chief Executive Officer of Prolong International Corporation (the “Company”), and Nicholas M. Rosier, Chief Financial Officer of the Company, each certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d) and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2003	/s/ ELTON ALDERMAN

Elton Alderman, Chairman, President and Chief Executive Officer (Principal Executive Officer)

Dated: August 8, 2003	/s/ NICHOLAS M. ROSIER

Nicholas M. Rosier, Chief Financial Officer (Principal Financial Officer)